Exhibit 10.1

FIRST MODIFICATION TO CREDIT AGREEMENT

This First Modification to Credit Agreement (the “Agreement”) is dated as of September 28, 2012, by and among CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors”), the Lenders party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders party to the Credit Agreement (as defined below).

STATEMENT OF PURPOSE:

The Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement dated as of July 10, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrower and the Subsidiary Guarantors have requested that the Administrative Agent and the Lenders agree to modify the Credit Agreement as more specifically set forth herein.  Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed to grant such requests of the Borrower and the Subsidiary Guarantors.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  Capitalized Terms.  All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.  Modifications to Credit Agreement.  Subject to and in accordance with the terms and conditions set forth herein, and effective on and after the First Modification Effective Date (as defined below), the Credit Agreement is hereby modified in accordance with this Section 2.

(a)           Amendment to Section 10.1.  Section 10.1 of the Credit Agreement is hereby modified such that the reference to “2.50 to 1.00” therein is hereby replaced with “2.75 to 1.00” only for purposes of calculating the Consolidated Total Leverage Ratio for the Fiscal Quarter ending September 30, 2012.

(b)           Amendment to Section 10.2.  Section 10.2 of the Credit Agreement is hereby modified such that the reference to “1.75 to 1.00” therein is hereby replaced with “1.25 to 1.00” only for purposes of calculating the Consolidated Fixed Charge Coverage Ratio for the Fiscal Quarter ending September 30, 2012.

For the avoidance of doubt, the foregoing modifications to Sections 10.1 and 10.2 shall only be applicable for the Fiscal Quarter ending September 30, 2012 and the original ratios contained in such Sections shall be applicable thereafter.

3.  Modifications of Covenants.   Form the period (the “Modification Period”) commencing on the First Modification Effective Date and ending on the date on which the Borrower delivers to the Administrative Agent an Officer’s Compliance Certificate in accordance with Section 8.2 of the Credit Agreement evidencing compliance with the financial covenants set forth in Article X of the Credit Agreement for the Fiscal Year ending December 31, 2012, the parties hereto agree as follows:

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(a)           Restrictions on Revolving Credit Advances.  At no time during the Modification Period shall the aggregate amount of (i) new Revolving Credit Loans and Swingline Loans made to the Borrower during such period exceed $3,000,000 and (ii) new Letters of Credit issued on behalf of the Borrower during such period exceed $1,000,000.  For the avoidance of doubt, the parties hereto hereby acknowledge and agree that the amount of Revolving Credit Outstandings currently in existence on the date hereof prior to giving effect to this Modification is $22,431,838 (comprised of $10,000,000 in outstanding Revolving Credit Loans and $12,431,838 in outstanding Letters of Credit) and the foregoing limitations on Loans and Letters of Credit shall not apply to such current Revolving Credit Outstandings.

(b)           Restrictions on Negative Covenants.  During the Modification Period, no Credit Party shall (i) make any Investment otherwise permitted by Section 11.3(d) or (ii) purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its Capital Stock otherwise permitted by Sections 11.6(d) and (e).

4.  Conditions to Effectiveness.  This Agreement shall be deemed to be effective upon the satisfaction of each of the following conditions (the “First Modification Effective Date”):

(a)           the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent, the Borrower, the Subsidiary Guarantors and the Required Lenders;

(b)           the Borrower shall have paid to the Administrative Agent (or its applicable affiliate), for the account of each consenting Lender (including Wells Fargo) that executes and delivers this Agreement to the Administrative Agent (or its counsel) on or prior to 12:00 p.m. (Eastern Time) on September 28, 2012, a modification fee in an amount equal to 0.125% of the sum of the Revolving Credit Commitments and Term Loan Commitments of each such consenting Lender; and

(c)           the Administrative Agent shall have been paid or reimbursed for all fees, reasonable out-of-pocket charges and other expenses incurred in connection with this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

5.  Effect of the Agreement.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (ii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (iv) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

6.  Representations and Warranties/No Default.  By their execution hereof,

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(a)           The Borrower and each Subsidiary Guarantor hereby certifies, represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing.

(b)           The Borrower and each Subsidiary Guarantor hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i)           it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(ii)           this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each of the Subsidiary Guarantors, and each such document constitutes the legal, valid and binding obligation of the Borrower and each of the Subsidiary Guarantors, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

7.  Reaffirmations. Each Credit Party (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Subsidiary Guaranty Agreement, the Collateral Agreement or any other Security Document to which it is a party, (b) confirms and reaffirms its obligations under the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party, (c) agrees that the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party remain in full force and effect and are hereby ratified and confirmed and (d) acknowledges that Wells Fargo Bank, National Association is the Administrative Agent under the Credit Agreement and each other Loan Document.

8.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.  Counterparts.  This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

10.    Electronic Transmission.  A facsimile, telecopy, pdf or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy, pdf or other reproduction hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

BORROWER:

CROSS COUNTRY HEALTHCARE, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

ASSIGNMENT AMERICA, LLC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

CROSS COUNTRY STAFFING, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

CROSS COUNTRY PUBLISHING, LLC

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

TRAVEL STAFF, LLC

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	President

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CEJKA SEARCH, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

CLINFORCE, LLC

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

CROSS COUNTRY EDUCATION, LLC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

LOCAL STAFF, LLC

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

MCVT, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

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METROPOLITAN RESEARCH ASSOCIATES, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Assistant Controller

MRA SEARCH, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

ASSENT CONSULTING

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

MDA HOLDINGS, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

MEDICAL DOCTOR ASSOCIATES, LLC

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

ALLIED HEALTH GROUP, LLC

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

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CREDENT VERIFICATION AND LICENSING SERVICES, LLC

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

CC LOCAL, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as Issuing Lender, Swingline Lender and a Lender

By:	/s/ Stacy Burgess
Name:	Stacy Burgess
Title:	Senior Vice President

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BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:	/s/ E. Mark Hardison
Name:	E. Mark Hardison
Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent and a Lender

By:	/s/ John M. Langenderfer
Name:	John M. Langenderfer
Title:	Senior Vice President

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FIFTH THIRD BANK, as a Lender

By:	/s/ Tamara M. Dowd
Name:	Tamara M. Dowd
Title:	Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jose Mazariegos
Name:	Jose Mazariegos
Title:	Senior Vice President

First Modification to Credit Agreement Cross Country Healthcare, Inc. Signature Page